UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 25, 2016

EMERALD MEDICAL APPLICATIONS CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-15476

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

7 Imber Street, Petach Tikva, Israel	4951141
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (972) 3-744-4505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 25, 2016, the Board of Directors of Emerald Medical Applications Corp. (the "Registrant") accepted the resignations of Baruch Kfir and Chaim Hurvitz as members of the Registrant's Board of Directors. Copies of their letters of resignation are attached hereto as Exhibits 17.5 and 17.6, respectively. Both former directors informed the Board of Directors that they had no disagreements with the operations, policies or practices of the Registrant or its wholly-subsidiary Israeli subsidiary, Emerald Medical Applications Ltd.

On the same date and in connection with the resignations of Messrs. Kfir and Hurvitz, the Registrant appointed two new members to the Board of Directors, Dr. Asher Shmulewitz and Alimi Ahmed.

Dr. Ascher Shmulewitz, age 60: Dr. Shmulewitz has served as chairman of Therapix Biosciences Ltd (OTCQB: THXBY and TASE: THXBY), an Israel-headquartered emerging specialty pharmaceutical company developing unique Cannabinoid technologies in treatment of central nervous system (CNS) disorders, since January 2014 and on the board of directors since February 2013. Dr. Shmulewitz, an inventor and serial entrepreneur involved in biomedical technologies, has originated over two dozen life science companies including NeoVision Inc., Labcoat Medical Ltd., Arteria Inc., Circulation Inc. and X-Cardia Inc., many of which companies he led to successful exits through M&A transactions with large medical device companies. Dr. Shmulewitz has vast experience in the venture capital arena as an investor, manager and entrepreneur in dozens of companies and ventures as well as an M.D. Dr. Shmulewitz co-founded San Francisco Science and the Incumed Group for seed investments, and is the founder of Medgenesis Partners Ltd., an Israeli private investment firm and incubator that has invested in over a dozen ventures. Dr. Shmulewitz previously held senior executive positions at Advanced Technology Laboratories Inc. Dr. Shmulewitz received an MD degree from The Technion Medical School and a Ph.D. degree in Engineering from Tel Aviv University, Israel.

Alimi Ahmed, age 45: Mr. Ahmed is highly accomplished investor and manager of several early-stage medical companies, including Chairman and CEO of VaxilBio Ltd, an Israeli-based company founded by Weizmann Institute scientists, Israel's top research university, in order to provide new approaches to immunotherapy. Mr. Ahmed is also an investor of Therapixbio Ltd. (OTCQB: THXBY and TASE: THXBY).

Item 9.01 Financial Statements and Exhibits

(b) The following documents are filed as exhibits to this current report or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
17.5	Letter of Resignation of Baruch Kfir dated December 25, 2016, filed herewith.
17.6	Letter of Resignation of Chaim Hurvitz dated December 25, 2016, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Adi Zamir CEO Adi Zamir Date: December 30, 2016